SECURITIES PURCHASE AGREEMENT

                         Dated as of November 14, 2000

                                  by and among

                               HEALTHEXTRAS, INC.

                                as the Purchaser

                                       and

                         TD JAVELIN CAPITAL FUND, L.P.,
                             MERIKEN NOMINEES, LTD,
                                     et al.

                                 as the Sellers



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
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                                TABLE OF CONTENTS



ARTICLE I.  DEFINITIONS....................................................1
         Section 1.01.    Defined Terms....................................1
         Section 1.02.    Other Defined Terms..............................3

ARTICLE II.  SALE AND PURCHASE OF PREFERRED STOCK AND
         PREFERRED WARRANTS................................................3
         Section 2.01.  Sale and Purchase..................................3
         Section 2.02.    The Closing......................................3
         Section 2.03     Board of Directors...............................4

ARTICLE III.  REPRESENTATIONS AND WARRANTIES WITH RESPECT
         TO IPM     .......................................................4
         Section 3.01.  Organization and Good Standing.....................4
         Section 3.02.  Subsidiaries and Other Interests...................4
         Section 3.03.  Capitalization.....................................4
         Section 3.04.    Shareholders Lists and Agreements................5
         Section 3.05.  No Violation.......................................5
         Section 3.06.  Financial Statement and Other Information..........5
         Section 3.07.  Litgation..........................................6
         Section 3.08.    Title to Assets..................................6
         Section 3.09.    Contracts........................................6
         Section 3.10.    Insurance Policies...............................7
         Section 3.11.    Suppliers and Customers..........................7

ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF SELLERS......................7
         Section 4.01.  Ownership..........................................7
         Section 4.02.  Organization and Good Standing.....................7
         Section 4.03.  Authorization, Execution and Delivery..............7
         Section 4.04.  Litigation.........................................8
         Section 4.05.    No Broker or Finder..............................8

ARTICLE V.  REPRESENTATIONS AND WARRANTIES OF PURCHASER....................8
         Section 5.01.  Organization and Good Standing.....................8
         Section 5.02.  Authorization, Execution and Delivery..............8
         Section 5.03.  No Violation.......................................8
         Section 5.04.  Litigation.........................................9
         Section 5.05.  Purchase of Preferred Stock and Preferred
                        Warrants...........................................9
         Section 5.06.  No Broker or Finder................................9





ARTICLE VI.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES;
         INDEMNIFICATION...................................................9
         Section 6.01.  Survival of Representations and Warranties.........9
         Section 6.02.  Indemnification by Purchaser.......................10
         Section 6.03.  Indemnification by Sellers.........................10
         Section 6.04.    Undisputed Claims................................10
         Section 6.05.    Disputed Claims..................................11
         Section 6.06.    Third Party Suits................................11
         Section 6.07.    Settlement or Compromise.........................11
         Section 6.08.    Failure to Act by Indemnified Party..............12
         Section 6.09.    Insured Claims...................................12

ARTICLE VII.  GENERAL PROVISIONS...........................................12
         Section 7.01.    Taking of Necessary Action.......................12
         Section 7.02.    Effect of Due Diligence..........................12
         Section 7.03.    Successors and Assigns...........................12
         Section 7.04.    Entire Agreement.................................12
         Section 7.05.    Notices..........................................13
         Section 7.06.    Specific Performance.............................13
         Section 7.07.    Applicable Law...................................13
         Section 7.08.    No Third Party Beneficiaries.....................13
         Section 7.09.    Amendments and Waivers...........................13
         Section 7.10.    Severability.....................................13
         Section 7.11.    Construction.....................................14
         Section 7.12.    Counterparts.....................................14
         Section 7.13.    Headings.........................................14
         Section 7.14.    Consent to Jurisdiction; Receipt of Process......14

                          SECURITIES PURCHASE AGREEMENT

     THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") is made and entered into as of the 14th day of November, 2000, by and among HealthExtras, Inc. (the "Purchaser"), a Delaware corporation, and TD Javelin Capital Fund, L.P., a Delaware limited partnership ("Javelin"), Meriken Nominees, Ltd., an entity organized under the laws of the Cayman Islands ("Meriken"), Arthur M. Jones Jr. ("Jones"), Arthur M. and Trudy Jones, William and Sally Gay and Robert and Robin Whitesides (collectively the "Preferred Stockholders" or the "Sellers," and each a "Preferred Stockholder" or a "Seller")).

                                    RECITALS

     WHEREAS, the Preferred Stockholders desire to sell to Purchaser and Purchaser desires to purchase (i) an aggregate of 333,879 shares of Series A Convertible Preferred Stock, par value $0.001 per share, of IPM (the "Preferred Stock") and (ii) warrants (the "Preferred Warrants") issued in connection with the issuance of the Preferred Stock to purchase shares of common stock, par value $0.001 per share, of IPM (the "Common Stock") under certain circumstances;

     NOW THEREFORE, in consideration of the premises, the mutual covenants and agreements of the parties contained herein, and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties, the parties do hereby represent, warrant, covenant and agree as follows:

                             ARTICLE I. DEFINITIONS

     SECTION 1.01. DEFINED TERMS.

     "CLAIM" means a claim pursuant to Article VII that a party is entitled, or may become entitled, to indemnification under this Agreement.

     "CLOSING" shall have the meaning provided in Section 2.02(a) of this Agreement.

     "CLOSING DATE" shall have the meaning provided in Section 2.02(a) of this Agreement.

     "COMMON STOCK" shall have the meaning set forth in the Recitals to this Agreement.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC thereunder.

     "GOVERNMENTAL ENTITY" shall mean any court, administrative agency or commission or other federal, provincial, state, local, municipal or foreign government or governmental authority or instrumentality.

     "INDEMNIFIED PARTY" shall have the meaning set forth in Section 7.04.

     "INDEMNIFYING PARTY" shall have the meaning set forth in Section 7.04.

     "IPM" shall mean International Pharmacy Management, Inc., a Delaware corporation.

     "LAWS" shall mean any foreign, Federal, state or local governmental law, rule, regulation or requirement, including any rules, regulations or orders promulgated thereunder and any orders, decrees, consents or judgments of any governmental regulatory agencies and courts having the force of law.

     "LIEN" shall mean all liens, charges, security interests, pledges, rights or claims of others, restraints on transfer or other encumbrances.

     "LOSS" means any loss, damage or expense including attorneys' fees and costs of investigation and litigation, but excluding any consequential damages (including, but not limited to, loss of revenue or income, cost of capital, or loss of business reputation or opportunity) or punitive damages..

     "MATERIAL ADVERSE EFFECT" shall mean, with respect to any Person, a material adverse effect on the business, results of operations, financial condition or assets of such Person and its subsidiaries, if any, taken as a whole. In determining whether any individual event would result in a Material Adverse Effect, notwithstanding that such event does not of itself have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event and all other then existing events would result in a Material Adverse Effect.

     "OBJECTION PERIOD" shall have the meaning set forth in Section 7.04.

     "PERSON" or "PERSON" means any individual, corporation, partnership (limited or general), limited liability company, joint venture, association, joint-stock company, trust, any other unincorporated organization or entity, or government or other agency or any other entity thereof.

     "PREFERRED STOCK" shall have the meaning set forth in the Recitals to this Agreement.

     "PREFERRED STOCKHOLDERS" shall have the meaning set forth in the Recitals to this Agreement.

     "PREFERRED WARRANTS" shall have the meaning set forth in the Recitals to this Agreement.

     "PROPORTIONATE SHARE" shall mean, with respect to any Seller, the amount, expressed as a percentage, that the purchase price received by Seller pursuant to Section 2.01 bears to the aggregate purchase price paid to all Sellers hereunder.

     "PURCHASE" means the purchase of the Preferred Stock and the Preferred Warrants contemplated by this Agreement.

     "PURCHASER" shall have the meaning set forth in the Recitals to this Agreement.

     "REGULATORY AUTHORITY" shall mean any foreign, federal, provincial, state, local or municipal government or governmental authority the approval of which, or filing with, is legally required for consummation of the transactions contemplated by this Agreement.

     "RESOLUTION PERIOD" shall have the meaning set forth in Section 7.05.

     "SEC" means the United States Securities and Exchange Commission.

     "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

     "SELLERS" shall have the meaning set forth in the Recitals to this Agreement.

     "THIRD PARTY SUIT" means a suit or proceeding by a third party with respect to which a Claim is made.

     SECTION 1.02. OTHER DEFINED TERMS. Other terms defined through this Agreement shall have the meanings defined in this Agreement.

              ARTICLE II. SALE AND PURCHASE OF PREFERRED STOCK AND
                               PREFERRED WARRANTS

     SECTION 2.01. SALE AND PURCHASE. Subject to the terms and conditions of this Agreement, each Preferred Stockholder agrees to sell to Purchaser and Purchaser agrees to purchase from each such Preferred Stockholder the number of shares of Preferred Stock and the Preferred Warrants indicated as owned by each such Preferred Stockholder on Exhibit A hereto for the amount of consideration set forth on Exhibit A hereto.

     SECTION 2.02. THE CLOSING.

     (a) Subject to the terms and conditions contained in this Agreement, the closing ("the Closing") of the sale to, and purchase by, Purchaser of the Preferred Stock and Preferred Warrants described in Section 2.01 shall occur at 10:00 a.m. on the date hereof at the offices of Purchaser at 2273 Research Boulevard, 2nd Floor, Rockville, Maryland. The day on which the Closing occurs shall be the "Closing Date".

     (b) At the Closing, each of the Preferred Stockholders shall deliver to the Purchaser certificates, endorsed for transfer to the Purchaser, for the shares of Preferred Stock and the Preferred Warrants being sold to Purchaser by each such Preferred Stockholder as set forth on Exhibit A hereto, together with stock power issued in blank, against payment of the purchase price set forth on Exhibit A hereto. The payment of the purchase price will be by wire transfer, check, or other method acceptable to the Preferred Stockholder.

     SECTION 2.03. BOARD OF DIRECTORS. Javelin, Meriken and Jones agree to cause, at Closing, Directors Timothy Buono and Peter Thomson to resign from the Board.

         ARTICLE III. REPRESENTATIONS AND WARRANTIES WITH RESPECT TO IPM

     Each Seller hereby represents and warrants to Purchaser as of the date hereof and as of the Closing Date as follows:

     SECTION 3.01. ORGANIZATION AND GOOD STANDING. IPM is a corporation validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as it is now being conducted and to own, operate or lease the properties and assets it currently owns, operates or holds under lease. IPM is duly qualified or licensed to do business and is in good standing as a foreign corporation in the State of Alabama. Sellers have heretofore delivered to Purchaser true and correct copies of IPM's Certificate of Incorporation and Bylaws as in effect on the date hereof.

     SECTION 3.02. SUBSIDIARIES AND OTHER INTERESTS. Except as described in
Section 3.02 of the IPM Disclosure Schedule, IPM does not have any subsidiaries or, directly or indirectly, any legal or beneficial interest in any partnership, joint venture or other entity.

     SECTION 3.03.   CAPITALIZATION.

     (a) The authorized capital stock of IPM consists of (i) 1,750,000 shares of Common Stock, par value $0.001 per share, 153,604 shares of which are issued and outstanding and (ii) 750,000 shares of Preferred Stock, 333,879 shares of which are issued and outstanding. In addition, 333,879 shares of Common Stock have been reserved for issuance upon the conversion of the shares of Preferred Stock into Common Stock. All of the issued and outstanding shares of Preferred Stock of IPM are owned, of record and beneficially, by the Preferred Stockholders in the amounts set forth on Exhibit A hereto. The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of each class and series of authorized capital stock of IPM are as set forth in its Certificate of Incorporation, and all such designations, powers, preferences, rights, qualifications, limitations and restrictions are valid, binding and enforceable and in accordance with all applicable corporate laws. All outstanding shares of capital stock of IPM have been duly authorized and validly issued and are fully paid and non-assessable. None of the outstanding securities have been issued in violation of any preemptive rights, rights of first refusal or similar rights which have not been waived. Except as set forth in Schedule
3.03 of the IPM Disclosure Schedule, there are no outstanding options, warrants, convertible securities, calls, rights, commitments, preemptive rights or agreements or instruments or understandings of any character to which IPM is a party or by which IPM is bound, obligating IPM to issue, deliver or sell, or cause to be issued, delivered or sold, contingently or otherwise, additional shares of its capital stock or any securities or obligations convertible into or exchangeable for such shares or to grant, extend or enter into any such option, warrant, convertible security, call, right, commitment, preemptive right or agreement.

     (b) Except as set forth in Section 3.03 of the IPM Disclosure Schedule, there are no outstanding obligations, contingent or other, of IPM to purchase, redeem or otherwise acquire any shares of its capital stock and there are no voting trust agreements or other contracts, agreements, arrangements, commitments, plans or understandings restricting or otherwise relating to voting
(i) between or among IPM and any of its stockholders or (ii) between or among any of IPM's stockholders.

     SECTION 3.04. SHAREHOLDERS LISTS AND AGREEMENTS. Section 3.04 of the IPM Disclosure Schedule sets forth a true and complete list of all stockholders and other security holders of IPM showing the number of shares of Common Stock and Preferred Stock and other securities held by each stockholder or security holder of IPM.

     SECTION 3.05. NO VIOLATION. The execution and delivery of this Agreement by Sellers does not, and the consummation by Sellers of the transactions contemplated by this Agreement, and compliance with the terms hereof will not,
(a) conflict with, or result in any violation of or default under, any provision of its Certificates of Incorporation or Bylaws; (b) conflict with, or result in any breach or violation of or default or loss of any benefit under, any license, or any statute, law, rule or regulation, or any judgment, decree or order of any court or other governmental agency or instrumentality to which IPM is a party or to which any of its property is subject, which conflict, breach or violation would have a Material Adverse Effect. IPM is in compliance with all applicable laws, rules or regulations relating to or affecting the operation, conduct or ownership of its property or business, other than violations that individually or in the aggregate do not and will not have a Material Adverse Effect on IPM.

     SECTION 3.06. FINANCIAL STATEMENTS AND OTHER INFORMATION.

     (a) Sellers have delivered to Purchaser (i) true, correct and complete copies of the audited balance sheets of IPM as of December 31, 1999 and December 31, 1998 and the related audited statements of operations, statements of shareholders equity (deficit), and statements of cash flows (the "Audited Financial Statements") and (ii true, correct and complete copies of the unaudited balance sheet of IPM as of September 30, 2000 and the related unaudited statements of operations, statements of shareholders equity (deficit), and statements of cash flows for the nine month period then ended (the "Interim Financial Statements"). The Audited Financial Statements and Interim Financial Statements are herein collectively referred to as the "Financial Statements."

     (b) To the Sellers' actual knowledge, the Financial Statements are in accordance with the books and records of IPM, have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods covered thereby (except, in the case of the Interim Financial Statements, for the absence of footnotes and normal year-end adjustments) and the balance sheets included therein present fairly as of their respective dates the financial condition of IPM. All material liabilities and obligations, whether absolute, accrued, contingent or otherwise, whether direct or indirect, and whether due or to become due, which existed at the date of such

          Financial Statements have been disclosed in the balance sheets included in the Financial Statements or, in the case of the Audited Financial Statements, in notes to the Financial Statements, to the extent such liabilities were required, under generally accepted accounting principles, to be so disclosed.

     (c) Since September 30, 2000, there has been no material adverse change in the business, results of operations, financial conditions or assets of IPM, including whether as a result of any revocation of any license or right to do business, fire, explosion, accident, casualty, labor trouble, riot, condemnation, or act of God.

     SECTION 3.07. LITIGATION. Except as described in Section 3.07 of the IPM Disclosure Schedule, there is no action, suit, investigation, arbitration or proceeding pending or threatened in writing against IPM or any of its properties or rights (including without limitation no charge of patent and/or trademark infringement), by or before any Governmental Entity, or to Sellers' actual knowledge, any basis in fact therefor, against or involving IPM or any of its officers, directors, employees or consultants (in all instances, in their capacity as such), assets, business or products, whether at law or in equity. To Sellers' actual knowledge, the IPM Disclosure Schedule accurately describes each action, suit, investigation, arbitration or proceeding brought against IPM or any of its properties or assets (including any of its patents, trademarks or other intellectual property) or to which IPM was a party.

     SECTION 3.08. TITLE TO ASSETS. Section 3.08 of IPM's Disclosure Schedule contains a complete and accurate list of all real property owned or leased by IPM. IPM has good and (to the extent such property may be insured) insurable title to the properties and assets owned by it, whether real or personal, tangible or intangible, in each case free and clear of any Liens, except (i) liens for taxes not yet due and payable, (ii) pledges to secure deposits and other Liens incurred in the ordinary course of business, and (iii) such easements, restrictions and encumbrances, if any, as are not material in character, amount or extent, and do not materially detract from the value, or materially interfere with the present use of the properties subject thereto or affected thereby.

     SECTION 3.09. CONTRACTS. There are no material liabilities of IPM arising directly from any breach of or default in any provision of any material contracts, nor has there occurred any breach or default thereof by IPM which would permit the acceleration of any material obligation of any party thereto or the creation of a material Lien upon any asset(s) of IPM. The consummation of the Purchase or the other transactions contemplated hereby will not result in any violation or termination of, default or loss of benefit under, or give rise to a right of termination under, the terms of any contract to which IPM is a party.

     SECTION 3.10. INSURANCE POLICIES. There are no material pending claims against any insurance policies covering IPM, its businesses, employees, agents and assets, by or on behalf of IPM as to which the insurers have denied coverage or otherwise reserved rights.

     SECTION 3.11.   SUPPLIERS AND CUSTOMERS. Except as set forth in Section
3.11 of IPM's Disclosure Schedule, to the knowledge of Javelin or Meriken, none of IPM's material customers or suppliers intend to cease purchasing from, selling to or dealing with IPM.

                         ARTICLE IV. REPRESENTATIONS AND
                              WARRANTIES OF SELLERS

     Each of the Sellers individually represents and warrants, severally and not jointly, to Purchaser as follows:

     SECTION 4.01. OWNERSHIP. Such Seller holds of record and owns beneficially the number of shares of Preferred Stock and the Preferred Warrants set forth next to his, her or its name in Exhibit A hereto, free and clear of any Liens. Except as provided in Section 4.01 of a Seller Disclosure Schedule hereto, there are no outstanding options, warrants, convertible securities, calls, rights, commitments, court orders, proceedings, preemptive rights or agreements or instruments or understandings of any character to which such Seller is a party or by which he, she or it is bound, obligating him, her or it to deliver or sell, or cause to be issued, delivered or sold, contingently or otherwise, any shares of Preferred Stock or the Preferred Warrants owned by him, her or it or to grant, extend or enter into any such option, warrant, convertible security, call, right, commitment, preemptive right or agreement. Such Seller is not a party to any voting trust, proxy, or other agreement, commitment or understanding, or any court order or proceeding, with respect to the voting, dividend rights or disposition of any capital stock of IPM, except as disclosed in Section 4.01 of a Seller Disclosure Schedule hereto. At the Closing, good and marketable title to the shares of Preferred Stock and the Preferred Warrants being sold by each Seller, as applicable, will pass to Purchaser free and clear of all Liens.

     SECTION 4.02. ORGANIZATION AND GOOD STANDING. To the extent it is not an individual, such Seller is validly existing and in good standing under the laws of its state of organization.

     SECTION 4.03. AUTHORIZATION, EXECUTION AND DELIVERY. Such Seller has full power and authority or legal capacity, as applicable, to enter into this Agreement, and to carry out his, her or its obligations under this Agreement. The execution and delivery by such Seller of this Agreement, the consummation of the transactions contemplated hereby and the performance by such Seller of his, her or its obligations hereunder have been duly authorized by all necessary corporate, partnership, trust or analogous action on the part of such party, if applicable. This Agreement has been duly executed and delivered by such Seller and constitutes the legal, valid and binding obligation of such Seller, enforceable against such Seller in accordance with its terms (except the enforceability thereof as may be limited by bankruptcy, insolvency, receivership, conservatorship, liquidation, reorganization, moratorium or similar Laws relating to or affecting creditors' rights generally (including, without limitation, fraudulent conveyance Laws) and by general principles of equity, regardless of whether such enforceability is considered in equity or at law).

                                  Page 7 or 16

     SECTION 4.04. LITIGATION. There are no judicial or administrative actions, proceedings or investigations pending or, to such Seller's actual knowledge, threatened that question the validity or enforceability of this Agreement or any action taken or to be taken by such Seller in connection herewith or therewith. There are no lawsuits, claims, administrative or other proceedings or investigations pending or, to Seller's actual knowledge, threatened by, against or affecting such Seller in connection with this Agreement.

     SECTION 4.05. NO BROKER OR FINDER. Neither such Seller nor any affiliate of such Seller has retained any financial advisor, broker, agent or finder or paid or agreed to pay any financial advisor, broker, agent or finder on account of this Agreement or the transaction contemplated hereby.

             ARTICLE V. REPRESENTATIONS AND WARRANTIES OF PURCHASER

     The Purchaser hereby represents and warrants to the Sellers as follows:

     SECTION 5.01. OGANIZATION AND GOOD STANDING. Purchaser is a corporation validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as it is now being conducted and to own, operate or lease the properties and assets it currently owns, operates or holds under lease and is duly qualified to do business and is in good standing in the State of Maryland.

     SECTION 5.02. AUTHORIZATION, EXECUTION AND DELIVERY. Purchaser has all full corporate power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement. The execution and delivery of this Agreement, and the performance by Purchaser of its obligations hereunder have been duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by Purchaser and constitutes the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms (except as the enforceability thereof may be limited by bankruptcy, insolvency, receivership, conservatorship, liquidation, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally (including, without limitation, fraudulent conveyance laws) and by general principles of equity).

     SECTION 5.03. NO VIOLATION. The execution and delivery of this Agreement by Purchaser does not, and the consummation by Purchaser of the transactions contemplated by this Agreement, and compliance with the terms hereof will not,
(a) conflict with, or result in any violation of or default under, any provision of its Certificate of Incorporation or Bylaws; (b) conflict with, or result in any breach or violation of or default or loss of any benefit under, or accelerate the performance required by, the terms of any agreement, contract, indenture or other instrument to which Purchaser is a party or to which any of its properties are subject, or constitute a default or loss of any right thereunder or an event which, with the lapse of time or notice or both, might result in a default or loss of any right thereunder or the creation of any Lien upon any of the assets or properties of Purchaser.

     SECTION 5.04. LITIGATION. There are no judicial or administrative actions, proceedings or investigations pending or, to the Purchaser's actual knowledge, threatened that question the validity or enforceability of this Agreement or any action taken or to be taken by Purchaser in connection herewith or therewith. There are no lawsuits, claims, administrative or other proceedings or investigations pending or, to the Purchaser's actual knowledge, threatened by, against or affecting the Purchaser in connection with this Agreement.

     SECTION 5.05. PURCHASE OF PREFERRED STOCK AND PREFERRED WARRANTS.

     (a) The Preferred Stock and the Preferred Warrants are being acquired for the Purchaser's own account, not as a nominee or agent for any other Person, and without a view to the distribution of such securities or any interest therein in violation of the Securities Act.

     (b) The Purchaser (i) is an "accredited investor" within the meaning of Rule 501(a) under Regulation D promulgated under the Securities Act,
          (ii) has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Preferred Stock and the Preferred Warrants, and
          (iii) is capable of bearing the economic risks of such investment (including the risk of complete loss of its investment in the Preferred Stock and the Preferred Warrants); and

     (c) The Purchaser acknowledges that the Preferred Stock and the Preferred Warrants have not been registered under the Securities Act and understands that the Preferred Stock and the Preferred Warrants must be held indefinitely unless they are subsequently registered under the Securities Act or such sale is permitted pursuant to an available exemption from such registration.

     SECTION 5.06. NO BROKER OR FINDER. Neither Purchaser nor any affiliate of Purchaser has retained any financial advisor, broker, agent or finder or paid or agreed to pay any financial advisor, broker, agent or finder on account of this Agreement or the transaction contemplated hereby.

             ARTICLE VI. SURVIVAL OF REPRESENTATIONS AND WARRANTIES;
                                INDEMNIFICATION

     SECTION 6.01. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All of the representations, warranties and agreements contained in this Agreement shall survive the Closing and shall remain in full force and effect until the expiration of one year from the Closing Date and, thereafter, to the extent a Claim is made is good faith in writing prior to such expiration with respect to any breach of such representation, warranty or agreement, until such Claim is finally determined or settled. Notwithstanding the foregoing, the representations and warranties contained in Sections 3.01, 3.03, 3.04, 4.01, 4.02, 4.03 and 5.02 shall remain in full force and effect until the expiration of the applicable statute of limitations.

     SECTION 6.02. INDEMNIFICATION BY PURCHASER. Purchaser covenants and agrees that it will indemnify and hold each Seller, its successors and assigns and its officers, directors, employees, stockholders and agents at all times harmless from and against any Loss caused by or arising out of (a) any misrepresentation or breach of warranty under Article V of this Agreement, or (b) any nonfulfillment of any agreement on the part of Purchaser under this Agreement or
(c) any activity of Purchaser, IPM or any subsidiary or affiliate of IPM on or after the Closing Date, other than those arising with respect to or relating to the purchase of the Preferred Stock hereunder.

     SECTION 6.03. INDEMNIFICATION BY SELLERS.

     (a) Each Seller, severally and not jointly, covenants and agrees that it will indemnify and hold Purchaser and its successors and assigns and its officers, directors, employees, stockholders and agents at all times harmless from and against any Loss caused by or arising out of or in connection with (i) any misrepresentation or breach of warranty under Article III of this Agreement or (ii) any misrepresentation or breach of warranty on the part of such Seller under Article IV of this Agreement or (iii) any nonfulfillment of any agreement on the part of such Seller under this Agreement.

     (b)  Notwithstanding the foregoing, the liability of each Seller under this
          Article VI for any breach of any representation or warranty (x) made in Article IV of this Agreement shall be limited to the amount received by such Seller under Section 2.01 hereof and (y) made in
          Article III of this Agreement shall be limited to the lesser of (i) such Seller's Proportionate Share of such Loss and (ii) the amount received by such Seller under Section 2.01 hereof.

     (c) No Claim for indemnification against any Seller with respect to any breach of any representation or warranty set forth in Article III may be asserted against any Seller hereunder unless the aggregate of all Losses incurred by Purchaser under Article III exceeds $150,000 and only to the extent any such Losses exceed $150,000.

     SECTION 6.04. UNDISPUTED CLAIMS. A party (the "Indemnified Party") may assert a Claim by giving notice of its Claim to the party or parties that are, or may become, required to indemnify the Indemnified Party (the "Indemnifying Party," whether one or more), providing reasonable details of the facts giving rise to the Claim and a statement of the Indemnified Party's Loss in connection with the Claim, to the extent such Loss is then known to the Indemnified Party and, otherwise, an estimate of the amount of the Loss that it reasonably anticipates that it will incur or suffer. If an Indemnifying Party does not object to the Claim during the 30 day period following the date of delivery of the Indemnified Party's notice of its Claim (the "Objection Period"), the Claim shall be considered undisputed and the Indemnified Party shall be entitled to recover the amount of its Loss. The fact that a Claim is not disputed by any Indemnifying Party shall not constitute an admission or create any inference that the asserted Claim is valid for any purpose other than the indemnity obligation of the Indemnifying Party as to such Claim pursuant to this Article VII.

     SECTION 6.05. DISPUTED CLAIMS. If any Indemnifying Party gives notice to the Indemnified Party within the Objection Period that such Indemnifying Party objects to the Claim, then (a) the parties shall attempt in good faith to resolve their differences during the 30 day period following the date of delivery of the Indemnifying Party's notice of its objection (the "Resolution Period") and (b) if the parties fail to resolve their disagreement during the Resolution Period, the disputed Claim shall be submitted for binding arbitration in Wilmington, Delaware in accordance with the American Arbitration Association's rules for commercial arbitration in effect at the time. The award of the arbitrator or panel of arbitrators shall be final and binding and shall include such provision for the payment of reasonable attorneys' fees to the prevailing party as may be determined by such arbitrator(s) to be fair and equitable.

     SECTION 6.06. THIRD PARTY SUITS. In the case of any claim relating to a Claim by a third party (a "Third Party Suit"), the Indemnified Party shall control the defense of the Third Party Suit and the Indemnifying Party may, at its own expense, participate in (but not control) the defense and employ counsel separate from the counsel employed by the Indemnified Party; provided, however, that the Indemnifying Party may assume control of the defense of the Third Party Suit at any time during the course of the suit if the Indemnifying Party confirms in writing to the Indemnified Party that the Indemnified Party is entitled to indemnification under this Agreement with respect to the Claim and for the full amount of any Losses arising out of the Third Party Suit. If the Indemnifying Party assumes control of the defense of a Third Party Suit, (a) the Indemnifying Party shall consult with the Indemnified Party with respect to the Third Party Suit upon the Indemnified Party's reasonable request for consultation and (b) the Indemnified Party may, at its expense, participate in (but not control) the defense and employ counsel separate from the counsel employed by the Indemnifying Party. Regardless of whether the Indemnifying Party assumes the defense of the Third Party Suit, all parties shall cooperate in its defense.

     SECTION 6.07. SETTLEMENT OR COMPROMISE. If the Indemnified Party is conducting the defense of a Third Party Suit, the Indemnified Party shall give the Indemnifying Party at least 15 days prior written notice of any proposed settlement or compromise, during which time the Indemnifying Party may assume the defense of the Third Party Suit in compliance with the requirements of
Section 6.06 and, if it does so (or if the Indemnifying Party has already assumed control of such Third Party Suit), the proposed settlement or compromise may not be made without the Indemnified Party's consent, which shall not be unreasonably withheld. If the Indemnifying Party does not so assume the defense of the Third Party Suit, the Indemnified Party may enter into the proposed settlement. Any settlement or compromise of any Third Party Suit by either the Indemnifying Party or the Indemnified Party entered into in compliance with this
Section 7.07 shall also be binding on the other party in the same manner as if a final judgment or decree had been entered by a court of competent jurisdiction in the amount of the settlement or compromise.

     SECTION 6.08. FAILURE TO ACT BY INDEMNIFIED PARTY. Any failure by the Indemnified Party to defend a Third Party Suit shall not relieve the Indemnifying Party of its indemnification obligations if the Indemnified Party gives the Indemnifying Party at least 30 days prior written notice of the Indemnified Party's intention not to defend and affords the Indemnifying Party the opportunity to assume the defense.

     SECTION 6.09. INSURED CLAIMS. In case any event shall occur which would otherwise entitle either party to assert a Claim for indemnification hereunder, no Loss shall be deemed to have been sustained by the Indemnified Party to the extent of any proceeds received by the Indemnified Party from any insurance policies with respect thereto.


                         ARTICLE VII. GENERAL PROVISIONS

     SECTION 7.01. TAKING OF NECESSARY ACTION. In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, each of the parties hereto agrees, subject to applicable laws, to use all reasonable efforts promptly to take or cause to be taken all further action and promptly to do or cause to be done all further things (including the execution and delivery of such further instruments and documents) as any party reasonably may request.

     SECTION 7.02. EFFECT OF DUE DILIGENCE. No investigation by or on behalf of Purchaser into the business, operations, prospects, assets or condition (financial or otherwise) of IPM shall diminish in any way the effect of any representations or warranties made with respect to IPM or any of the other parties to this Agreement or shall relieve any parties to this Agreement of any of their obligations under this Agreement.

     SECTION 7.03. SUCCESSORS AND ASSIGNS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns, heirs, executors, administrators and legal representatives. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties hereto.

     SECTION 7.04. ENTIRE AGREEMENT. This Agreement and the other documents referred to herein contain the entire agreement among the parties hereto with respect to the transactions contemplated hereby, and controls and supersedes any prior understandings, agreements or representations by or between the parties, written or oral, which conflicts with, or may have related to, the subject matter hereof in any way.

     SECTION 7.05. NOTICES. All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telefax communication, by recognized overnight courier marked for overnight delivery, or by registered or certified mail, postage prepaid, addressed as follows:

     (a) If to Purchaser, 2273 Research Boulevard, 2nd Floor, Rockville, MD 20850, with a copy to: Muldoon, Murphy & Faucette LLP, 5101 Wisconsin Avenue, N.W., Washington, D.C. 20016, Attention: Thomas J. Haggerty, Esq.

     (b)  If to a Seller, to the address specified in Exhibit A hereto.

Or such other addresses as shall be furnished by like notice by such party. All such notices and communications shall, when telefaxed (immediately thereafter confirmed by telephone), be effective when telefaxed, or if sent by nationally recognized overnight courier service, be effective one business day after the same has been delivered to such courier service marked for overnight delivery, or, if mailed, be effective when received.

     SECTION 7.06. SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

     SECTION 7.07. APPLICABLE LAW. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without reference to or application of any conflicts of laws principles.

     SECTION 7.08. NO THIRD PARTY BENEFICIARIES. This Agreement shall not confer any rights or remedies upon any Person other than the parties and their respective successors and permitted assigns.

     SECTION 7.09. AMENDMENTS AND WAIVERS. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by each of the parties hereto; provided, however, that the holders of a majority of the outstanding Preferred Stock shall have the right to amend any provision of this Agreement on behalf of the Sellers unless any nonconsenting Seller is adversely affected by such amendment in a manner different from other Sellers. No waiver by any party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

     SECTION 7.10. SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

     SECTION 7.11. CONSTRUCTION. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

     SECTION 7.12. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     SECTION 7.13. HEADINGS. The headings used in this Agreement are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement.

     SECTION 7.14. CONSENT TO JURISDICTION; RECEIPT OF PROCESS. Except as contemplated by Section 7.05, each party hereby consents to the jurisdiction of, and confers non-exclusive jurisdiction upon, any federal or state court located in the State of Delaware, and appropriate appellate courts there from, over any action, suit or proceeding arising out of or relating to this Agreement, or any of the transactions contemplated hereby. Except as contemplated by Section 7.05, each party hereby irrevocably waives, and agrees not to assert as a defense in any such action, suit or proceeding, any objection which it may now or hereafter have to venue of any such action, suit or proceeding brought in any such federal or state court and hereby irrevocably waives any claim that any such action, suit or proceeding brought in any such court or tribunal has been brought in an inconvenient forum. Process in any such action, suit or proceeding may be served on any party anywhere in the world, whether within or without the State of Delaware provided that notice thereof is provided pursuant to provisions for notice under this Agreement.

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

HEALTHEXTRAS, INC.


By:/s/ David T. Blair
   -----------------------------------
David T. Blair
President and Chief Executive Officer



TD JAVELIN CAPITAL FUND, L.P.

By:  JVP, L.P., its general partner

By:  JVP, Inc., its general partner


By:  /s/Timothy M. Buono
     -------------------
Name: Timonty M.Buono
Title:Vice President


MERIKEN NOMINEES, LTD.           For and on behalf of
                                 ATCO NOMINEES LTD.


By:  /s/ Gary Dombowsky          By: /s/ Dave Connolly
     ------------------              -----------------
Name: Gary Dombowsky            Name: Dave Connolly
Title: Managing Director        Title: Asst. Manager
                                       Mutual Funds & Securities

/s/ Arthur M. Jones Sr.
------------------------------------------------------------------
ARTHUR M. JONES, SR.


/s/ Arthur M. Jones, Sr. attorney in fact for Arthur M. Jones, Jr.
------------------------------------------------------------------
ARTHUR M. JONES, JR.


/s/ Trudy Jones
------------------------------------------------------------------
TRUDY JONES


/s/ Arthur M. Jones, Sr. attorney in fact for William Gay
------------------------------------------------------------------
WILLIAM GAY


/s/ Arthur M. Jones, Sr. attorney in fact for Sally Gay
------------------------------------------------------------------
SALLY GAY


/s/ Arthur M. Jones, Sr. attorney in fact for Robert Whitesides
------------------------------------------------------------------
ROBERT WHITESIDES


/s/ Arthur M. Jones, Sr. attorney in fact for Robin Whitesides
------------------------------------------------------------------
ROBIN WHITESIDES



          (SIGNATURE PAGE 2 OF 2 TO THE SECURITIES PURCHASE AGREEMENT)